Exhibit 99.11

Frequently Asked Questions for Suppliers / Partners

1.	What was announced?

•	We have entered into a definitive agreement under which Canada Pension Plan Investment Board (“CPPIB”) will acquire Pattern Energy.

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In addition, at the time the transaction closes or immediately following, CPPIB and Riverstone Holdings LLC (“Riverstone”) will combine Pattern Energy and Pattern Development, bringing together the operating assets of Pattern Energy with the world class development projects and capabilities of Pattern Development.

•	We believe this transaction is in the best interest of shareholders and will enable us to advance our vision of bringing renewable energy to communities.

•	While our ownership structure is changing, the culture that drives us every day remains the same.

•	The Pattern Energy management team, led by Mike Garland, will continue to lead the combined enterprise of the business after we complete the transaction.

2.	Why are you entering this agreement now?

•	We are incredibly proud of what Pattern Energy has achieved to date, as we have grown from a development startup to a public company with global operations.

•	Thanks to the support of our suppliers and partners, we’ve nearly tripled in size since our IPO in 2013, while navigating a dynamic and rapidly-evolving industry.

•	Our Board of Directors conducted a comprehensive review that culminated in a transaction that delivers value to shareholders.

•	We are now entering this transaction, which we believe is in the best interest of our shareholders and will enable us to advance our vision of bringing renewable energy to communities.

3.	Who are CPPIB and Riverstone?

•	CPPIB and Riverstone know our company and the renewable industry well. We believe the proposed transaction reflects the strength of the platform we have built.

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CPPIB is one of the largest national pension fund managers in the world, managing the investments of the Canada Pension Plan, the federal pension program for more than 20 million Canadians. CPPIB’s net assets exceed $400 billion (CAD). It is long-term focused investor across a wide range of sectors such as infrastructure, real estate, investments in public companies, and investments in private companies.

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CPPIB has approximately 1,600 employees and is based in Toronto, Ontario with investment offices in key markets in the Americas, Europe, and Asia-Pacific. You can read more about CPPIB at www.CPPIB.com.

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Riverstone is an energy focused private equity fund manager with approximately $39 billion invested across the energy industry. Riverstone first invested in Pattern Energy and Pattern Development more than 10 years ago, and we have worked closely and productively with them as we have grown.

4.	When will the transaction be completed? What are the next steps?

•	Today’s announcement is just the beginning of the process

•	We expect the transaction to close by the second quarter of 2020.

•	It is subject to approval by Pattern Energy shareholders, receipt of the required regulatory approvals and the satisfaction of other customary closing conditions.

•	Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual.

5.	How will the transaction benefit business suppliers and partners?

•	We’re excited about what this transaction means for our efforts to transition the world to renewable energy.

•	We also believe that the benefits of the transaction will make us an even stronger partner for you.

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For example, as an integrated and private company, we will be able to invest even more into development and the expansion of our operations. In addition, we will have an enhanced ability to generate renewable energy, protect the environment and strengthen the communities in which we operate.

6.	What should business suppliers and partners expect between now and close?

•	Until the transaction closes, Pattern Energy and Pattern Development are operating independently and it is business as usual.

•	We are continuing to work with you as we always have.

•	Your company contact will remain the same and you can continue to reach out to your Pattern Energy representative like you always have.

•	As we enter this new chapter, Pattern Energy remains committed to working closely with our suppliers and partners to drive our mutual success.

7.	Will there be any changes to supplier and partner relationships or contracts after the transaction closes?

•	It remains business as usual and all contracts are being honored.

•	We are continuing to work with you as we always have and your company contact will remain the same.

8.	Will my company representative change?

•	We do not expect changes to company representatives as a result of this announcement.

•	You can continue to work with your normal Pattern Energy contact.

9.	Where can I find more information about the transaction?

•	We will continue to keep you informed as we move forward.

•	We are available as always and encourage you to reach out to your regular Pattern Energy representation with any questions you may have.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the proposed merger described herein (the “Merger”), including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement described herein (the “Merger Agreement”), (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions or to secure approval under the Competition Act (Canada) as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.